NuVasive, Inc. First Quarter 2016 Results April 26, 2016 Exhibit 99.2

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Forward-Looking Statements
NuVasive
cautions
you
that
statements
included
in
this
presentation
that
are
not
a
description
of
historical
facts
are
forward-looking
statements
that
involve
risks,
uncertainties,
assumptions
and
other
factors
which,
if
they
do
not
materialize
or
prove
correct,
could
cause
NuVasive’s
results
to
differ
materially
from
historical
results
or
those
expressed
or
implied
by
such
forward-looking
statements.
In
addition,
this
presentation
contains
selected
financial
results
from
the
first
quarter
2016,
as
well
as
projections
for
2016
financial
guidance
and
longer-term
financial
performance
goals.
The
numbers
for
the
first
quarter
2016
are
prior
to
the
completion
of
review
procedures
by
the
Company’s
external
auditors
and
are
subject
to
adjustment.
In
addition,
the
Company’s
projections
for
2016
financial
guidance
and
longer-term
financial
performance
goals
represent
current
estimates,
including
initial
estimates
of
the
potential
benefits,
synergies
and
cost
savings
associated
with
acquisitions,
which
are
subject
to
the
risk
of
being
inaccurate
because
of
the
preliminary
nature
of
the
forecasts,
the
risk
of
further
adjustment,
or
unanticipated
difficulty
in
selling
products
or
generating
expected
profitability.
The
potential
risks
and
uncertainties
that
could
cause
actual
growth
and
results
to
differ
materially
include,
but
are
not
limited
to:
the
risk
that
NuVasive’s
revenue
or
earnings
projections
may
turn
out
to
be
inaccurate
because
of
the
preliminary
nature
of
the
forecasts;
the
risk
of
further
adjustment
to
financial
results
or
future
financial
expectations;
unanticipated
difficulty
in
selling
products,
generating
revenue
or
producing
expected
profitability;
the
risk
that
acquisitions
will
not
be
integrated
successfully
or
that
the
benefits
and
synergies
from
the
acquisition
may
not
be
fully
realized
or
may
take
longer
to
realize
than
expected;
and
those
other
risks
and
uncertainties
more
fully
described
in
the
Company’s
news
releases
and
periodic
filings
with
the
Securities
and
Exchange
Commission.
NuVasive’s
public
filings
with
the
Securities
and
Exchange
Commission
are
available
at
www.sec.gov.
The
forward-
looking
statements
contained
herein
are
based
on
the
current
expectations
and
assumptions
of
NuVasive
and
not
on
historical
facts.
NuVasive
assumes
no
obligation
to
update
any
forward-looking
statement
to
reflect
events
or
circumstances
arising
after
the
date
on
which
it
was
made.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Non-GAAP Financial Measures
Management
uses
certain
non-GAAP
financial
measures
such
as
non-GAAP
earnings
per
share,
non-GAAP
net
income,
non-GAAP
operating
expenses
and
non-GAAP
operating
profit
margin,
which
exclude
amortization
of
intangible
assets,
purchase
accounting
related
charges,
leasehold
related
charges,
integration
related
expenses
associated
with
acquired
businesses,
one-time
restructuring
and
acquisition
related
items,
CEO
transition
related
costs,
certain
litigation
charges,
non-cash
interest
expense
and/or
losses
on
convertible
notes,
and
the
impact
from
taxes
related
to
these
items,
including
those
taxes
that
would
have
occurred
in
lieu
of
these
items.
Management
also
uses
certain
non-GAAP
measures
which
are
intended
to
exclude
the
impact
of
foreign
exchange
currency
fluctuations.
The
measure
constant
currency
is
the
use
of
an
exchange
rate
that
eliminates
fluctuations
when
calculating
financial
performance
numbers.
The
Company
also
uses
measures
such
as
free
cash
flow,
which
represents
cash
flow
from
operations
less
cash
used
in
the
acquisition
and
disposition
of
capital.
Additionally,
the
Company
uses
an
adjusted
EBITDA
measure
which
represents
earnings
before
interest,
taxes,
depreciation
and
amortization
and
excludes
the
impact
of
stock-based
compensation,
purchase
accounting
related
changes,
leasehold
related
charges,
integration
related
expenses
associated
with
acquired
businesses,
CEO
transition
related
costs,
certain
litigation
liabilities,
acquisition
related
items
and
other
significant
one-time
items.
Management
calculates
the
non-GAAP
financial
measures
provided
in
this
earnings
release
excluding
these
costs
and
uses
these
non-GAAP
financial
measures
to
enable
it
to
further
and
more
consistently
analyze
the
period-to-period
financial
performance
of
its
core
business
operations.
Management
believes
that
providing
investors
with
these
non-GAAP
measures
gives
them
additional
information
to
enable
them
to
assess,
in
the
same
way
management
assesses,
the
Company’s
current
and
future
continuing
operations.
These
non-GAAP
measures
are
not
in
accordance
with,
or
an
alternative
for,
GAAP,
and
may
be
different
from
non-GAAP
measures
used
by
other
companies.
For
reconciliations
of
non-GAAP
financial
measures
to
the
comparable
GAAP
financial
measure,
please
visit
the
Investor
Relations
section
of
the
Company’s
corporate
website
at
www.nuvasive.com.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Double-digit revenue growth and profitability expansion
First Quarter 2016 Performance Highlights

Innovation
Growth
Profitability
•
Completed acquisition of Ellipse
Technologies and now focused
on integration
•
Expanded reach into early-onset
scoliosis market with acquisition
of MAGEC® technology
•
Readying launch of several new
innovations at AANS, including
AttraX® Putty Biotextured™
Bone Graft, Reline® Modular
System and Reline Power, MAS®
TLIF 2 and Monolith™
Corpectomy
System
•
Dedicating 5.6% of revenue, or
more than $50 million, to R&D
investments in 2016
•
Returned to double-digit
revenue growth up 12.3%,
constant currency, to $215.1
million
•
Strong Reline posterior fixation
system performance and
ongoing adoption of iGA™ and
NUVA planning technology
•
Performance up in all procedural
categories, lead by posterior
lumbar with strong growth in
cervical and anterior lumbar
•
Localized improvement plans in
Western Europe showing
improved results
•
Acquired Brazilian distributor
•
Delivered 150 basis points of
profitability expansion
•
Non-GAAP operating profit
margin of 14.1%
•
Non-GAAP EPS of $0.31
•
Capturing well-identified
operating efficiencies,
particularly around gross margin
and SM&A leverage
•
Continued focus on optimizing
scale and globalization efforts
•
On track with build out of West
Carrollton, OH manufacturing
facility to support ~100% self-
manufacturing goal

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Operational excellence
delivering significant
margin expansion
Driving organic growth
with numerous inorganic
opportunities available
Industry disruptor
adding value and
addressing unmet needs
NuVasive’s
Formula
for
Success
Fueling 2016 strategic agenda with proven approach to win

Profitability
©2015 NuVasive®, Inc.

RELINE

iGA

CALCULATE

CORRECT

CONFIRM

OSTEOCEL PRO

NV M5 REMOTE MONITORING

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
First Quarter 2016 Revenue Highlights
Strong revenue performance in key growth areas
*Constant currency basis

U.S. SPINAL HARDWARE
Includes All Implants, Fixation, MAGEC®
& PRECICE®
Up 15.0% in 1Q16
Key Performance Factors:
Fifth Consecutive Quarter of
Increasing Growth
Driven by ReLine, Increased
Adoption of iGA, Strong MAGEC and
PRECICE Sales
U.S. SURGICAL SUPPORT
Key Performance Factors:
Driven By Increased
Case Volumes
INTERNATIONAL
Up 20.7%
*
in 1Q16
Includes Puerto Rico
Key Performance Factors:
Japan, Italy & ANZ Remain
Strong Performers
Localized XLIF/MIS Focus Driving
Resurgence in Germany & U.K.
Includes Biologics, IOM Services
& Disposables
Up 3.7% in 1Q16

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.

Driving Improved Financial Profile
Improve Adjusted EBITDA, reduce tax rate and lower depreciation
Driving to ~41% in 2016
Mid to High 30% in 2017
Mid to Low 30% Beyond
Reducing Non-GAAP
Effective Tax Rate*
Reducing CapEx
Burn from
~8% to ~6% of Revenue* Through
Better Set Configuration and
Utilization in Near Term
Improvement Opportunities Such
as 3-D Printing Longer Term
Lower Depreciation
*NuVasive financial performance guidance as of April 26, 2016
*
Increased Focus on Driving Improved
Adjusted EBITDA Through Disciplined
Spending and Improved Efficiencies
$144
$167
$204
~$236
$0
$50
$100
$150
$200
$250
2013
2014
2015
2016E
(In Millions)
Adjusted EBITDA

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
NuVasive Specialized Orthopedics™ (NSO)
Ellipse Technologies Integrates Into Newly Created NUVA Division

1Q16
Actuals
1Q16 YoY
Growth
NSO Revenues
•
As Reported –
February 12 to March 31, 2016
$5.8M
N/A
•
Pro
Forma –
January 1 to March 31, 2016
$11.7M
39.3%
NUVA
Core Revenues
•
U.S.
$182.7M
8.9%
•
International
$26.7M
8.5%, or 12.5% excluding currency
•
Total
$209.3M
8.8%, or 9.3% excluding currency
Combined 1Q16 Pro Forma Revenue Grew 10%, or 10.6% Constant Currency –
Outperforming Expectations to Drive High Single-Digit Growth with the Addition of NSO
©2016 NuVasive®, Inc.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Non-GAAP Measures
1Q16
Actuals
1Q16 YoY
Performance Factors
Gross Margin
77.1%
80
bps driven
by asset efficiencies,
lower royalties, med device tax repeal
Sales, Marketing
& Admin.
58.0%
80
bps driven by asset efficiencies,
including better instrument utilization
& back-office efficiencies
Research & Development
4.9%
10 bps driven by investments
in NSO
& iGA
platforms, procedural offerings
Operating Profit Margin
14.1%
150 bps driven by COGS and SM&A
leverage
EPS
$0.31
$0.01
Adjusted
EBITDA Margin
22.5%
50 bps due to NSO acquisition
Operating leverage story continues to play out
First Quarter 2016 P&L Performance

©2015 NuVasive®, Inc.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Provides certainty, extends maturities and addresses potential dilution
Completed 2021 Convertible Notes Issuance
•
Raised $650 million, including a $100 million over-allotment option, generating net proceeds of ~$634 million
•
Notes have a coupon rate of 2.25%, in addition to callable feature that provides opportunity to control future dilutive impacts to shareholders
•
Used proceeds to put in place bond hedge at net cost of ~$66 million, taking effective conversion price from $59.82 to $80.00
•
Used ~$344 million to repurchase ~70% of existing 2017 convertible notes and intend to make additional repurchases over time
•
Paid down the original $50 million draw on revolver
•
Expect 2016 non-GAAP Other Income & Expense of ~$19 million for the year
•
Expect 2016 non-GAAP weighted average shares outstanding of ~51.3 million

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.

FY16 Guidance
Performance
Drivers
Revenues
•
As reported
•
Full year
pro forma
~$928.0M, ~14%
YoY
growth^
$935M, ~9% growth
~$53M NSO contribution; ~$5M currency impact
$~875 core business revenue; ~$60M NSO revenue
•
U.S. Spinal Hardware
•
U.S. Surgical
Support
•
International
~14% YoY
growth
~3% YoY
growth
~40% YoY
growth
Strong expected lumbar, cervical and NSO product performance
Slower growth expectations for biologics and services
~37% constant currency impact; comprised
of core NuVasive
growth
of ~20%,
NSO product growth of ~17%
Non-GAAP
Gross Margin
~77.4%
~140 bps increase due to 2-year suspension of med device tax, favorable mix from lumbar and cervical portfolios
Non-GAAP Sales, Marketing
&
Admin.
~56.0%
~40 bps improvement driven
by core NuVasive asset and
sales force
efficiencies,
support function management, International scale
Non-GAAP Research &
Development
~5.6%
~130 bps increase in
organic and inorganic investment in innovation
Non-GAAP Operating Profit
Margin
~15.8%
~140 bps
of core NuVasive margin improvement,
primarily offset by
NSO investment
Non-GAAP Earnings Per Share
~$1.48
~13% YoY
growth
Adjusted
EBITDA Margin
~25.4%
~20 bps
increase
Non-GAAP Effective Tax Rate
~41.0%
~100
bps improvement from 42% in 2015
Non-GAAP
diluted WASO
~51.3M shares
Reduced from ~52.5M shares due to convertible note
issuance and
note
repurchases
Reflects Impact of Acquisitions, Convertible Note Issuance and Note
Repurchases, and Expected Currency Rates
Full Year 2016 Financial Performance Guidance*
*NuVasive financial performance guidance as of April 26, 2016; ^Constant currency as reported

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Relentless focus on driving shareholder value
Why Invest in NuVasive

Industry-leading innovation and
integrated procedural solutions
enables share-taking and
premium pricing
Drive surgeon conversion,
increase service line
partnerships and expand
services integration
Double International revenue
contribution in coming years
Competitively positioned in large and growing global spine market with favorable transformative dynamics playing to NuVasive strengths
Grow revenues at
multiples of
market in high
single-digit
range*
Achieve ~25%
long-term non-
GAAP operating
profit margin and
~32% adjusted
EBITDA goals*
Optimize tax
structure to help
drive EPS growth
2x the rate of
revenue growth*
Disciplined capital
deployment for
strategic M&A
and partnerships
Set to generate
significant
increases in free
cash flow
*NuVasive financial performance guidance as of April 26, 2016